                                                                   EXHIBIT 10.03

                                 *** AGREEMENT *

                  THIS *** AGREEMENT dated as of the 24th day of February, 2000, by and between American Axle & Manufacturing, Inc. ("AAM") and General Motors Corporation ("Customer").

                  WHEREAS, AAM and the Customer have entered into various commercial agreements providing for certain *** on components manufactured by AAM and sold to the Customer, and

                  WHEREAS, the Customer has agreed with AAM to ***.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. *** that have been previously agreed to by AAM and GM for various GM programs for model years 2001 through 2005 approximate ***, which is subject to change based on ***, as shown on Exhibit I.

                  2. Commencing March 1, 2000, GM shall *** and AAM shall *** the *** of these parts by *** in model year 2001 without further ***, until such time as AAM receives the *** set forth below. The projected *** to GM based on the foregoing is *** (*** per year for *** years) as shown in the following table and the agreed upon *** benefit to AAM is expected to equal ***:


--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
8/1/2000 -            8/1/2001 -         8/1/2002 -         8/1/2003 -         8/1/2003 -         Total
7/31/2001             7/31/2002          7/31/2003          7/31/2004          7/31/2005
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
***                   ***                ***                ***                ***                ***
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

                  The resulting *** to AAM during the period is agreed to be *** (*** less *** based on projected volume). After *** have yielded *** to AAM's *** during the period of time covered by this agreement will be resumed in accordance with the schedules set forth in the various applicable AAM/Customer agreements. For example: In the year following the year in which the *** to AAM equals ***, *** scheduled for year 2000, but not yet implemented, will be made in the months originally scheduled. In the second year *** previously scheduled for year 2001 will be made in the months originally scheduled, etc.

                  IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have executed this agreement as of the date first set forth above.

GENERAL MOTORS                              AMERICAN AXLE &
CORPORATION ("CUSTOMER")                    MANUFACTURING, INC. ("AAM")



BY:  /S/ JOHN L. STILES                              BY:  /S/ B.G. MATHIS
   --------------------                                 -----------------


                                                                                    Exhibit I

                         DAILY LCR                                                                 RED.       02/25/00-
       AXLES               2000          2001          2002          2003           2004          $/PC.      05/24/2000
      8.25                  ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      8.25                  ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      8.6 LEAF              ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      8.6 MULTI-LINK        ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      9.5                   ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      10.5                  ***           ***           ***           ***            ***
97-01 05/25/2000                                                                                   ***           ***
97-01 05/25/2001                                                                                   ***
97-01 05/25/2002                                                                                   ***
LT    08/01/2003                                                                                   ***

      11.5                                ***           ***           ***            ***
      08/01/2003                                                                                   ***

      PROPS
97-01 03/01/2001                                                                                   ***
     (GPS)
LT    08/01/2003
      LINKAGE &                                                                                    ***
      PITMAN
LT    08/01/2003                                                                                   ***
      TOTAL 800                           ***           ***           ***            ***

      GMT600/610 *                        ***           ***           ***            ***
      REARS
LT    08/01/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      PROPS
LT    08/01/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      LINKAGE
LT    08/01/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      STAB BAR
LT    08/01/2002                                                                                   ***
LT    08/01/2003                                                                                   ***
      TOTAL PER YEAR

                                      05/25/00-     02/25/00-     03/01/01-     05/25/01-
                                     12/31/2000    12/31/2000    12/31/2001    12/31/2001
      8.25
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003
      8.25
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003
      8.6 LEAF
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003
      8.6 MULTI-LINK
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003
      9.5
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003
      10.5
97-01 05/25/2000                        ***           ***
97-01 05/25/2001                                                                  ***
97-01 05/25/2002
LT    08/01/2003

      11.5
      08/01/2003

      PROPS
97-01 03/01/2001                                                    ***
     (GPS)
LT    08/01/2003
      LINKAGE &
      PITMAN
LT    08/01/2003
      TOTAL 800

      GMT600/610 *
      REARS
LT    08/01/2002
LT    08/01/2003
      PROPS
LT    08/01/2002
LT    08/01/2003
      LINKAGE
LT    08/01/2002
LT    08/01/2003
      STAB BAR
LT    08/01/2002
LT    08/01/2003
      TOTAL PER YEAR                                  ***

*Assumes that AAM is awarded 610 axle and propshaft
LT = Lifetime agreement reductions
97-01 = Red action due to GMT 800 capital

LT = Lifetime agreement reductions
97-01 = Red action due to GMT 800 capital


       AXLES           01/01/01-12/31/2001  05/25/02-12/31/2002  08/01/02-12/31/2002  01/01/02-12/31/2002 08/01/03-12/31/2003
      8.25
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***
      8.25
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***
      8.6 LEAF
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***
      8.6 MULTI-LINK
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***
      9.5
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***
      10.5
97-01 05/25/2000                ***                                                           ***
97-01 05/25/2001                ***                                                           ***
97-01 05/25/2002                                   ***                                        ***
LT    08/01/2003                                                                                                 ***

      11.5
      08/01/2003                                                                                                 ***

      PROPS
97-01 03/01/2001 (GPS)          ***                                                           ***
LT    08/01/2003                                                                                                 ***
      LINKAGE & PITMAN
LT    08/01/2003                                                                                                 ***
      TOTAL 800

      GMT 600/610
      REARS
LT    08/01/2002                                                          ***                 ***
LT    08/01/2003                                                                                                 ***
      PROPS
LT    08/01/2002                                                          ***                 ***
LT    08/01/2003                                                                                                 ***
      LINKAGE
LT    08/01/2002                                                          ***                 ***
LT    08/01/2003                                                                                                 ***
      STAB BAR
LT    08/01/2002                                                          ***                 ***
LT    08/01/2003                                                                                                 ***
      TOTAL PER YEAR            ***                                                           ***


        AXLES               01/01/03-12/31/2003  01/01/04-02/25/2004   _____ 2/25/04
                                                                        THRU 2/25/04
      8.25
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****
      8.25
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****
      8.6 LEAF
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****
      8.6 MULTI-LINK
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****
      9.5
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****
      10.5
97-01 05/25/2000                   ****                 ****                ****
97-01 05/25/2001                   ****                 ****                ****
97-01 05/25/2002                   ****                 ****                ****
LT    08/01/2003                   ****                 ****                ****

      11.5
      08/01/2003                    ***                  ***                 ***

      PROPS
97-01 03/01/2001 (GPS)              ***                  ***                 ***
LT    08/01/2003                    ***                  ***                 ***
      LINKAGE & PITMAN
LT    08/01/2003
      TOTAL 800

      GMT 600/610
      REARS
LT    08/01/2002                    ***                  ***                 ***
LT    08/01/2003                    ***                  ***                 ***
      PROPS
LT    08/01/2002                    ***                  ***                 ***
LT    08/01/2003                    ***                  ***                 ***
      LINKAGE
LT    08/01/2002                    ***                  ***                 ***
LT    08/01/2003                    ***                  ***                 ***
      STAB BAR
LT    08/01/2002                    ***                  ***                 ***
LT    08/01/2003                    ***                  ***                 ***
      TOTAL PER YEAR                ***                  ***                 ***


* Portions of this Exhibit 10.03 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

*Assumes that AAM is awarded 610 axle and propshaft
LT = Lifetime agreement reductions
97-01 = Red action due to GMT 800 capital


* Portions of this Exhibit 10.03 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".